                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549


                                    FORM 8-K





                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          July 1, 1996
                                                 -------------------------------


                        UNITED INSURANCE COMPANIES, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-14320                 75-2044750
- ----------------------------         ----------------        -------------------
(State or other jurisdiction         (Commission File           (IRS Employer
      of incorporation)                   Number)            Identification No.)

4001 McEwen Drive, Suite 200, Dallas, Texas                              75244
- -------------------------------------------                           ----------
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:        (214) 960-8497
                                                    ----------------------------

                                 Not Applicable
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report

Item 5.      OTHER EVENTS

             Effective July 1, 1996, United Insurance Companies, Inc. (the "Company") changed its name to "UICI". On November 2, 1995, the Board of Directors of the Company unanimously approved an amendment to the Company's Certificate of Incorporation, with Stockholders approval on April 16, 1996, to change the name of the Company to "UICI". Article One of the Certificate of Incorporation was amended as follows:

                     "Article 1
                     The name of the Company is UICI."

             The Company is a financial services company with interests in life and health insurance and related services, including the administration and delivery of managed healthcare programs to select niche markets. Because of the diversification of the Company's activities, the Board of Directors believed it desirable to change the name as the business interests of the Company are broader in scope than the present name reflects.


Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL AND EXHIBITS

Exhibit                                                                                                        Page
Number                              Description of Exhibit                                                    Number
- ------                              ----------------------                                                    ------
 99.1      Press release for change in company name from United Insurance Companies, Inc. to UICI
           effective July 1, 1996.                                                                              3





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SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 UNITED INSURANCE COMPANIES, INC.
                                           (Registrant)


Date  July 1, 1996                  By  /s/ W. Brian Harrigan
      ------------                      ----------------------------------------
                                        W. Brian Harrigan
                                          President and Director



Date  July 1, 1996                  By  /s/ Vernon R. Woelke
      ------------                      ----------------------------------------
                                        Vernon R. Woelke
                                          Vice President, Treasurer and Director





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                               INDEX TO EXHIBITS

Exhibit                                                                                                        Page
Number                              Description of Exhibit                                                    Number
- ------                              ----------------------                                                    ------
 99.1      Press release for change in company name from United Insurance Companies, Inc. to UICI
           effective July 1, 1996.                                                                              3





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